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                                                                 Exhibit 10.31


                               AMENDMENT NO. 1 TO
               SECOND AMENDED AND RESTATED DISTRIBUTION AGREEMENT


         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED DISTRIBUTION AGREEMENT (the "Amendment") is made and entered into as of the 30th day of September, 1994 by and among PHARMATHERA, INC., a Tennessee corporation ("PTI"), NOVA FACTOR, INC., a Tennessee corporation ("Nova Factor"), and GENZYME CORPORATION, a Massachusetts corporation ("Genzyme").

         WHEREAS, Genzyme, PTI and Nova Factor entered into that certain Second Amended and Restated Distribution Agreement dated as of July 1, 1994 pursuant to which Genzyme agreed to sell to PTI and/or Nova Factor, and PTI and/or Nova Factor agreed to purchase, the prescription drug Ceredase -Registered Trademark- enzyme (the "Ceredase -Registered Trademark- enzyme Distribution Agreement");

         WHEREAS, Genzyme and Nova Factor entered into that certain Distribution Agreement, dated of even date herewith, pursuant to which Genzyme agreed to sell to Nova Factor and Nova Factor agreed to purchase, the prescription drug Cerezyme -TM- (the "Cerezyme -TM- Distribution Agreement"); and

         WHEREAS, the parties hereto wish to modify certain provisions of the Ceredase -Registered Trademark- enzyme Distribution Agreement requiring PTI and/or Nova Factor to maintain a certain level of inventory of Ceredase -Registered Trademark- enzyme to take into account the inventory level of Cerezyme -TM- maintained by Nova Factor pursuant to the Cerezyme -TM-Distribution Agreement.

         NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 3.2(b) of the Ceredase -Registered Trademark- enzyme Distribution Agreement is hereby amended such that the first sentence thereof shall be deleted and the following shall be substituted therefor:

         "The Distributor agrees that it will purchase adequate amounts of Ceredase -Registered Trademark- enzyme so that such inventory, when added to the Distributor's inventory of Cerezyme -TM- (the "Combined Inventory"), will result in an average of 45 days Combined Inventory during each calendar quarter; provided that, the Distributor agrees that at the option of Genzyme it will purchase adequate amounts of



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         Ceredase -Registered Trademark- enzyme to bring the Combined
         Inventory to a *-day level prior to the end of any such calendar quarter, however, in no event will such purchase cause the Combined Inventory to exceed an average of * days for such calendar quarter; provided further, that in no event shall the Distributor be required to have on hand Combined Inventory in excess of * dollars."

         2. Except as specifically amended by this Amendment, the terms and provisions of the Ceredase -Registered Trademark- enzyme Distribution Agreement shall continue in full force and effect and shall be unaffected hereby.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf as of the date first set forth above.

                                         GENZYME CORPORATION


                                         By:     [Illegible]
                                             ------------------------------
                                         Title:  President Therapeutics
                                                ---------------------------



                                         PHARMATHERA, INC.


                                         By:     /s/ Joel K. Kimbrough
                                             ------------------------------
                                         Title:  Sec-Treasurer
                                                ---------------------------



                                         NOVA FACTOR, INC.


                                         By:     /s/ Randy Grow
                                             ------------------------------
                                         Title:  President
                                                ---------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately w/the Securities Exchange Commission.

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